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                                                                   EXHIBIT 10.26

                                                                     ROVAK, INC.

                     AMENDMENT TO STOCK PURCHASE AGREEMENT
                                      AND
                         ESCROW AGREEMENT ("AMENDMENT")


         The undersigned SHAREHOLDERS and INFOCURE CORPORATION have entered into a Stock Purchase Agreement ("Agreement") and an Escrow Agreement with GLASS, MCCULLOUGH, SHERRILL & HARROLD, LLP, as escrow agent, pursuant to which certain closing documents were being held in escrow pending the pricing of the Common Stock of InfoCure Corporation, pursuant to Registration Statement on Form SB-2, No. 333-18923.

         WHEREAS, the parties wish to amend the agreements to extend the time for the consummation of the transactions contemplated in the Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein made and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         1. Paragraph 2.8(a) is amended by substituting the words "for the 12 month period ending January 31, 1998" for the words "for the year ended December 31, 1997."

         2. Paragraph 2.8(b) is amended by substituting "January 31, 1998" for December 31, 1997" wherever it appears therein.

         3. Paragraph 3.2, Financial Statement, is amended by substituting "December 31, 1996" in lieu of "September 30, 1996" and by substituting "the year ended" in lieu of "the nine months ended."

         4. Paragraph 11.1, Termination and Abandonment, of the Agreement is hereby amended by substituting June 30, 1997 in lieu of April 15, 1997, as set forth in subparagraphs (b), (c) and (d) of paragraph 11.1.

         5. The Escrow Agreement is amended by substituting June 30, 1997 in lieu of April 15, 1997, and July 1, 1997 in lieu of April 16, 1997 except that upon the request of counsel for the Company or the Shareholders, the legal opinion(s) held in escrow shall be released to such counsel.

         6. With respect to the shares of common stock of Buyer to be received pursuant to the Agreement, certain Shareholders of such shares shall execute and deliver to the underwriters and the Buyer an agreement ("Standstill Agreement") that the holder of
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                          said shares will not sell or otherwise transfer the
                          shares for six (6) months after the Closing. The Standstill Agreement shall be in the same form as that executed by the President of Buyer.

         7. Upon the Purchase Price Delivery Date, Buyer will cause Company to pay in full the Company's then outstanding loans, including accrued interest, from Lake Elmo Bank pursuant to (i) those certain variable rate commercial promissory notes in the original principal amount of $500,000.00 dated August 28, 1996 and in the original principal amount of $330,350.00, dated November 9, 1995; the Note dated June 16, 1994 in the original principal amount of $496,102.33; and the Note dated October 28, 1991 in the original principal amount of $132,000.00.

         8. Except as herein specifically provided, the parties hereto reaffirm the terms and conditions of the Agreement and Escrow Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the 24th day of May, 1997.




                                        INFOCURE CORPORATION



                                        By:
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                                        Name:
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                                        Title:
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                                        SHAREHOLDERS:


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                                        Name:
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                                        Name:
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                                        Name:
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                                   GLASS, MCCULLOUGH, SHERRILL &
                                   HARROLD, LLP

                                   By:
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                                            Partner






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